UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                     February 18, 2005 (February 15, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                          88-0219860

(State or other jurisdiction of                                 (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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Item 2.02      Results of Operations and Financial Condition.

               On February 15, 2005, Synagro Technologies, Inc.(the "Company") issued a press release issued its fiscal 2004 revenue and earnings guidance update. For purposes of this Item 2.02, a copy of the press release announcing the update is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information contained in this Item 2.02 of Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.     Other Events.

         On February 15, 2005, the Company issued a press release announcing that that it will release its fourth quarter and fiscal year 2004 results on Wednesday, February 23, 2005, after the Market closes. The Company has scheduled a conference call for 10 a.m. Central time on Thursday, February 24, 2005, to discuss the fourth quarter and full year results. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.     Exhibits

(c)      Exhibits

         99.1 Press release dated February 15, 2005, issued by Synagro Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  February 18, 2005

                                  SYNAGRO TECHNOLOGIES, INC.

                                  By:            /s/ J. PAUL WITHROW
                                       -----------------------------------------
                                          (Senior Executive Vice President &
                                               Chief Financial Officer)

                                  EXHIBIT INDEX


99.1     Press release dated February 15, 2005, issued by Synagro
         Technologies, Inc.